CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our reports dated
June 28, 1994, on the NI-Gas Savings Investment Plan and the NI-Gas Thrift Plan financial statements for the years ended December 31, 1993 and 1992, included in NICOR Inc.'s Form 10-K/A, Amendment No. 1, dated June 28, 1994.




                                          HILL, TAYLOR & CO.
                                          Hill, Taylor & Co.


Chicago, Illinois
December 14, 1994